THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

Lincoln Investor Advantage®
Lincoln Investor Advantage® (for contracts issued on or after 8/20/2018)
Lincoln Investor Advantage® Fee-Based
Lincoln Investor Advantage® Advisory

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

Lincoln Investor Advantage®
Lincoln Investor Advantage® (for contracts issued on or after 8/20/2018)
Lincoln Investor Advantage® Fee-Based
Lincoln Investor Advantage® Advisory

Supplement dated July 2, 2020 to the Prospectus dated May 1, 2020.

This supplement outlines changes to certain investment options under your individual annuity contract. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This supplement is for informational purposes and requires no action on your part.

Fund Liquidations – SEI Insurance Products Trust.  The SEI Insurance Products Trust has informed us that the SEI VP Market Growth Strategy Fund and SEI VP Market Plus Strategy Fund will be liquidated on or about September 25, 2020. After that date, these funds will no longer be available as investment options under your annuity contract.

As a result of these liquidations, any money you have invested in the SEI VP Market Growth Strategy Fund Subaccount and SEI VP Market Plus Strategy Fund Subaccount must be transferred into another Subaccount within your annuity contract prior to the close of business September 24, 2020.   If you do not make this transfer prior to the liquidations, your money will be automatically transferred to the LVIP Government Money Market Fund Subaccount. Once this transfer occurs, any future allocations that you previously designated to the SEI VP Market Growth Strategy Fund Subaccount and SEI VP Market Plus Strategy Fund Subaccount will be allocated to the LVIP Government Money Market Fund Subaccount. You will need to provide us with allocation instructions if you wish to make a change from this investment. For complete details regarding this fund closure, please refer to the fund’s prospectus, as supplemented.

Fund Expenses – The Fund Expenses for the First Trust International Developed Capital Strength Portfolio were inadvertently omitted from the May 1, 2020 prospectus. The following table reflects the expenses charged by the fund (as a percentage of the fund’s average net assets):

	Management Fees (before any waivers/ reimbursements) +	12b-1 Fees (before any waivers/ reimbursements) +	Other Expenses (before any waivers/ reimbursements) +	Acquired Fund Fees and Expenses (AFFE) =	Total Expenses (before any waivers/ reimbursements)	Total Contractual waivers/ reimburse- ments (if any)	Total Expenses (after Contractual waivers/ reimburse- ments)
First Trust International Developed Capital Strength Portfolio (Class I)	0.60%	0.25%	0.47%	0.00%	1.32%	-0.12%	1.20%

Please retain this Supplement for future reference.